UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 7, 2008
FREMONT GENERAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 East Imperial Highway Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code)   (714) 961-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
Fremont General Corporation (the “Company”) is providing notice to each director and executive officer of the Company pursuant to Regulation BTR that a blackout period (as defined in Regulation BTR) will commence on March 7, 2008 with respect to direct or indirect purchases, sales or other acquisitions or transfers of any of the shares of the common stock of the Company or other equity securities of the Company by such directors and executive officers, subject to certain exceptions provided in Regulation BTR.
The blackout period is a result of the temporary suspension, as of March 7, 2008 of the ability of participants in the Fremont General Corporation and Affiliated Companies Investment Incentive Plan (the “Plan”) to invest in the common stock of the Company. The suspension has occurred due to the fact that the Company’s Registration Statement on Form S-8 under the Securities Act of 1933 (“Form S-8 Registration Statement”) with respect to the offering of shares of the Company’s common stock under the Plan is not available, since the Form S-8 Registration Statement currently does not incorporate the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (“2007 Annual Report”), which has yet to be filed with the U.S. Securities and Exchange Commission (“SEC”). On February 29, 2008, the Company filed a notice on Form 12b-25 with the SEC reporting that the Company would be delaying the filing of the 2007 Annual Report, which was due on February 29, 2008. The Company indicated in the Form 12b-25 that it is not able to determine when it will be able to file its 2007 Annual Report with the SEC.
The blackout period will continue until such Form S-8 Registration Statement is again available and the Company has filed the 2007 Annual Report and any other of its required reports under the Securities Exchange Act of 1934. The ending date of the blackout period is not currently known. Directors, executive officers, security holders and other interested parties may contact Richard A. Sanchez, Executive Vice President and Chief Administrative Officer, at 714-961-5000 or by mail at Fremont General Corporation, 2727 East Imperial Highway, Brea, CA 92821, to obtain, without charge, the actual ending date of the blackout period once it is determined by the Company.
Inquiries concerning the blackout period may be directed to Richard A. Sanchez, Executive Vice President and Chief Administrative Officer, at 714-961-5000 or by mail at Fremont General Corporation, 2727 East Imperial Highway, Brea, CA 92821.
Forward-Looking Statements
This Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and the Company’s currently reported results are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. These statements and the Company’s reported results are not guarantees of future performance and there can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially and adversely from the Company’s projected or reported results as a result of significant risks, uncertainties and assumptions that are difficult to predict. For a more detailed discussion of risks and uncertainties, see the Company’s other public filings with the SEC. The Company undertakes no obligation to publicly update any forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2008	FREMONT GENERAL CORPORATION
	By:	/s/ Thea K. Stuedli
		Name:	Thea K. Stuedli
		Title:	Executive Vice President and Chief Financial Officer